SECOND AMENDMENT

to

2017 STOCK OPTION PLAN NONQUALIFIED STOCK OPTION AGREEMENT DATED JULY 27, 2017, BY AND BETWEEN PERMA-FIX ENVIRNOMENTAL SERVICES, INC. AND ROBERT FERGUSON (“PARTICIPANT”)

(“2017 NONQUALIFED STOCK OPTION AGREEMENT”)

WHEREAS, on July 27, 2017, Robert Ferguson (the “Participant”) and Perma-Fix Environmental Services, Inc. (the “Company”) entered into the 2017 Nonqualified Stock Option Agreement.

WHEREAS, Section 4 of the 2017 Nonqualified Stock Option Agreement provides that the exercise of a certain number of options is subject to attainment of the following goals: (a) Upon treatment and disposal of three (3) gallons of waste at the Company’s PFNWR facility on or before January 27, 2018, 10,000 shares of the Options shall become exercisable; (b) Upon treatment and disposal of two thousand (2,000) gallons of waste at the Company’s PFNWR facility on or before January 27, 2019, 30,000 shares of the Option shall become exercisable; and (c) Upon treatment and disposal of fifty thousand (50,000) gallons of waste at the Company’s PFNWR facility and assistance, on terms satisfactory to the Company, in preparing appropriate justifications of cost and pricing date for the waste, and obtaining a long-term commercial contract relating to the treatment, storage and disposal of waste on or before January 27, 2021, sixty thousand (60,000) shares of the Option shall become exercisable;.

WHEREAS, a First Amendment to the 2017 Nonqualified Stock Option Agreement (the “First Amendment”) was approved by the Compensation and Stock Option Committee (“the Compensation Committee”) and the Board of Directors (the “Board”) of the Company on January 17, 2019, amending the date as noted for goal in letter “(b)” in Section 4 of the 2017 Nonqualified Stock Option Agreement as below:

NOW, THEREFORE, the 2017 Nonqualified Stock Option Agreement is hereby amended as follows:

1.	Amendment to Section 4. “The Goals. The exercise of the Options is subject to attainment of the following goals:”

Section 4.

Letter (b) of the 2017 Nonqualified Stock Option Agreement is hereby amended by deleting the words “January 27, 2019” and substituting in lieu thereof the words “March 31, 2020.”

2.	Amendment to the “Cover Page” of the 2017 Nonqualified Stock Option Agreement:

“01/27/2019” under the “Exercise Dates” is hereby amended and replaced with “03/31/2020.”

WHEREAS, this Second Amendment to the 2017 Nonqualified Stock Option Agreement (the “Second Amendment”) was approved by the Compensation Committee and the Board of the Company on March 27, 2020 further amending the date as defined for goal in letter “(b)” of the First Amendment to the 2017 Nonqualified Stock Option Agreement and amends the date as defined for goal in letter “(c)” in Section 4 of the 2017 Nonqualified Stock Option Agreement as below:

NOW, THEREFORE, pursuant to the First Amendment and this Second Amendment to the 2017 Nonqualified Stock Option Agreement, the 2017 Nonqualified Stock Option Agreement is hereby amended and shall read as follows:

1.	Amendment to Section 4. “The Goals. The exercise of the Options is subject to attainment of the following goals:”

Section 4.

Letter (b) of the 2017 Nonqualified Stock Option Agreement is hereby amended by deleting the words “January 27, 2019” and substituting in lieu thereof the words “December 31, 2021.”

Letter (c) of the 2017 Nonqualified Stock Option Agreement is hereby amended by deleting the words “January 27, 2021” and substituting in lieu thereof the words “December 31, 2022.”

3.	Amendment to the “Cover Page” of the 2017 Nonqualified Stock Option Agreement:

“01/27/2019” under the “Exercise Dates” is hereby amended and replaced with “12/31/2021.”

“01/27/2021” under the “Exercise Dates” is hereby amended and replaced with “12/31/2022.”

The 2017 Nonqualified Stock Option Agreement is hereby amended and modified by the First Amendment and this Second Amendment only to the extent specifically amended or modified by the First and Second Amendments. None of the other terms, conditions or provisions of the 2017 Nonqualified Stock Option Agreement is amended or modified by the First and Second Amendments.

The “Company”

PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation

By:	/s/ Ben Naccarato
Name:	Ben Naccarato
Title:	CFO
Dated:	3/30/2020

The “Participant”

By:	/s/ Robert Ferguson
Name:	Robert Ferguson
Dated:	3/30/20